PACIFIC SELECT FUND

700 Newport Center Drive

Post Office Box 7500

Newport Beach, California 92660

November 24, 2003

Dear Variable Contract Owner:

We are pleased to enclose a Notice for a Special Meeting of Shareholders of the Telecommunications Portfolio of Pacific Select Fund (the “Fund”). The meeting is scheduled to be held at the office of Pacific Life Insurance Company (“Pacific Life”), located at 700 Newport Center Drive, Newport Beach, California 92660, at 9:00 a.m., Pacific time, on December 17, 2003.

The purpose of the meeting is to seek your approval of a reorganization of the Telecommunications Portfolio into the Technology Portfolio, which is another portfolio of the Fund. If approved by shareholders, you would have an interest in the Technology Portfolio on the date that the reorganization occurs. The Technology Portfolio has investment objectives and strategies that are similar in many respects to those of the Telecommunications Portfolio, and both Portfolios are sub-advised by INVESCO Funds Group, Inc. The Telecommunications Portfolio is small in asset size and the reorganization will permit shareholders to invest in a technology fund that is broadly based across the technology sector and which is permitted to invest in certain telecommunications stocks.

The accompanying Proxy Statement/Prospectus describes the proposed reorganization and compares the policies and expenses of the Portfolios for your evaluation.

The Board of Trustees of the Fund unanimously approved this proposal and recommends shareholders vote FOR the reorganization.

Please take the time to read the Proxy Statement/Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton

Chairman of the Board

PACIFIC SELECT FUND

700 Newport Center Drive

Post Office Box 7500 9768

Newport Beach, California 92660

Notice of Special Meeting of Shareholders of

Telecommunications Portfolio

November 24, 2003

To the Variable Contract Owners of the Telecommunications Portfolio:

A Special Meeting of Shareholders of the Telecommunications Portfolio of the Pacific Select Fund (the “Fund”) is scheduled for December 17, 2003, at 9:00 a.m., Pacific time, at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Telecommunications Portfolio by the Technology Portfolio; and

2.	To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on September 24, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting, and any adjournments thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Telecommunications Portfolio on the record date are entitled to vote as though they were shareholders. Your attention is called to the accompanying Proxy Statement/Prospectus.

You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed voting instruction form or vote by telephone by calling toll-free 1-866-241-6192. The enclosed voting instruction form is being solicited by the Board.

Please respond—your vote is important. Whether or not you plan to attend the meeting, please vote either by telephone or by mailing your voting instruction. If you vote by mail, only voting instructions received by 11:00 a.m. Eastern time on December 17, 2003, at the address shown on the enclosed postage paid envelope, will be counted.

By Order of the Board

Audrey L. Milfs Secretary

PROXY STATEMENT/PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

December 17, 2003

Pacific Select Fund

700 Newport Center Drive

Newport Beach, CA 92660

Telecommunications Portfolio, a portfolio of Pacific Select Fund (the “Fund”)

Relating to the Reorganization into

Technology Portfolio, a portfolio of the Fund

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of the Telecommunications Portfolio to the Technology Portfolio in exchange for shares of the Technology Portfolio (the “Reorganization”). The Telecommunications Portfolio would then distribute to its shareholders their pro rata portion of the shares of Technology Portfolio it receives in the Reorganization. The result would be a liquidation of the Telecommunications Portfolio. Each shareholder would receive shares of the Technology Portfolio having an aggregate value equal to the aggregate value of the shares the shareholder held in the Telecommunications Portfolio, as of the close of business on the closing date of the Reorganization. You are being asked to vote on the Plan of Reorganization through which these transactions would be accomplished.

Because you, as an owner of a variable annuity or life insurance policy (Contract Owner or Variable Contract Owner) with an interest in the Telecommunications Portfolio as of the record date, September 24, 2003, are being asked to approve a transaction that will result in your having an interest in the Technology Portfolio, this Proxy Statement also serves as a Prospectus for the Technology Portfolio. This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Technology Portfolio that you should know before investing, including a discussion of the investment objectives, strategies, restrictions and risks of each of the Portfolios. For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Fund’s Prospectus and the Statement of Additional Information (SAI) for the Portfolios, each dated May 1, 2003, as supplemented. For more detailed information, see the SAI dated November 24, 2003 relating to this Prospectus/Proxy Statement. The Fund also provides periodic reports to its shareholders that highlight certain important information about the Fund, including investment results and financial information. The two SAIs, the Fund’s Prospectus, the Fund’s annual report dated December 31, 2002, and the Fund’s semi-annual report dated June 30, 2003 may each be obtained without charge by calling 1-800-722-2333 for variable annuity contract owners and 1-800-800-7681 for variable life insurance policy owners.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Securities and Exchange Commission (“SEC”), including the information discussed above. You can get a copy of such documents by contacting the SEC: by visiting the EDGAR database at: www.sec.gov; by writing to SEC Public Reference Section, Washington, D.C. 20549-0102; by email at publicinfo@sec.gov; or by phone: 1-202-942-8090. The SEC may charge you a fee for this information.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully, including the Appendices, which are also a part of this Proxy Statement/Prospectus. For additional information, you should consult the Fund Prospectus and the Plan of Reorganization that is attached hereto as Appendix A.

The Proposed Reorganization.    On September 8, 2003, the Board of Trustees of the Fund (the “Board”) approved a Plan of Reorganization. Subject to shareholder approval, the Plan of Reorganization provides for: the transfer of all of the assets of the Telecommunications Portfolio to the Technology Portfolio, in exchange for shares of the Technology Portfolio; the assumption by the Technology Portfolio of all of the liabilities of the Telecommunications Portfolio; and the distribution of the Technology Portfolio shares to the shareholders of the Telecommunications Portfolio in complete liquidation of the Telecommunications Portfolio (together the “Reorganization”).

The Reorganization is expected to be effective as of the close of business on December 31, 2003, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Telecommunications Portfolio would become a shareholder of the Technology Portfolio. Each shareholder would hold, immediately after the Closing, shares of the Technology Portfolio having an aggregate value equal to the aggregate value of the shares of the Telecommunications Portfolio held by that shareholder as of the close of business on the Closing Date.

The Reorganization is intended to eliminate the Telecommunications Portfolio, which has not enjoyed the growth in assets that other portfolios of the Fund have realized. The Reorganization is not expected to result in a change in expenses for shareholders of the Telecommunications Portfolio.

Approval of the Plan of Reorganization requires the affirmative vote of a majority of the outstanding shares of the Telecommunications Portfolio.

After careful consideration, the Board unanimously approved the proposed Reorganization. The Board recommends that you vote FOR the proposed Reorganization.

Information comparing the Portfolios follows. A few important points to note are:

•	The Telecommunications Portfolio and the Technology Portfolio (each generally a “Portfolio”, and collectively, the “Portfolios”) have investment objectives and strategies that are similar;

•	The Technology Portfolio is a larger, more viable portfolio than the Telecommunications Portfolio (approximately $57.5 million in net assets versus $15.7 million in net assets as of June 30, 2003);

•	The Telecommunications Portfolio is small in asset size and the Reorganization will permit shareholders to invest in a technology fund that is broadly based across the technology sector and which is permitted to invest in certain telecommunications stocks;

•	The proposed Reorganization is not expected to result in an immediate reduction in expenses for shareholders of Telecommunications Portfolio although these shareholders will participate in a larger, more viable portfolio and should enjoy the benefit of more assets at work, which can result in greater diversification and/or larger portfolio positions; and

•	The Portfolios have the same distribution and purchase options, exchange rights, and redemption procedures.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

OF THE PORTFOLIOS

	Telecommunications	Technology

Investment Goal	• To seek long-term growth of capital. Current income is of secondary importance. • Classified as diversified.	• To seek long-term growth of capital. • Classified as diversified.

Primary Investment Strategies

•   Invests at least 80% of its assets in equity securities and derivatives of companies engaged in the telecommunications sector. These companies may be located in the U.S. or around the world. A company is considered part of the telecommunications sector if:

•   at least 50% of its gross income or its net sales come from activities in the sector; or

•   at least 50% of its assets are devoted to producing revenues from the sector; or

•   the portfolio manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

•   These companies may include, but are not limited to those that design, develop, manufacture, distribute, or sell communication services and equipment and companies that are involved in supplying equipment or services to such companies, such as companies that offer telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.

•   Uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

•   The portfolio manager selects stocks based on its analysis of projected total returns for companies. The manager analyzes country specific factors that might affect stock performance or influence company valuation.

•   Normally invests primarily in companies located in at least 3 different countries, although U.S. issuers are expected to dominate the portfolio.

•   May use derivatives to try to achieve the portfolio’s investment goal.

•   Invests at least 80% of its assets in equity securities and derivatives in the technology-related sector.

•   A company is considered part of the technology sector if:

•   at least 50% of its gross income or its net sales come from activities in the sector; or

•   at least 50% of its assets are devoted to producing revenues from the sector; or

•   the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

•   These companies may include but are not limited to hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

•   Uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

•   Expects to be invested in market-leading technology companies among various subsectors in the technology universe that the manager believes will maintain or improve their market share regardless of overall economic conditions.

•   The remainder of the portfolio will consist of faster-growing, more volatile technology companies that the manager believes to be emerging leaders in their fields.

•   May use derivatives to try to achieve the portfolio’s investment goal.

•   May invest up to 25% of its assets in foreign securities (not including American Depositary Receipts), including emerging market countries.

Investment Adviser	Pacific Life Insurance Company	Pacific Life Insurance Company

Portfolio Manager (Sub-Adviser)	INVESCO Funds Group, Inc.	INVESCO Funds Group, Inc.

Person Responsible for Management	William R. Keithler	William R. Keithler

Upon consummation of the Reorganization, it is anticipated that no securities from the Telecommunications Portfolio would need to be sold in order for the Technology Portfolio to comply with its investment strategies described in its prospectus. In addition, following the Reorganization and in the ordinary course of managing the Technology Portfolio, certain holdings of the Telecommunications Portfolio to be transferred to the Technology Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for the Technology Portfolio.

Comparison of Portfolio Characteristics

The following table is intended to help you understand the differences between the two Portfolios. It compares certain characteristics of the Portfolios as of June 30, 2003:

	Telecommunications	Technology

Net Assets	$15,694,922	$57,460,219
Number of Holdings	65	108
Average Market Capitalization	$34.5 billion	$42.7 billion
Portfolio Turnover Rate (year ended 12/31/02)	154.5%	106.4%
% of net assets in:
• U.S. Common Stocks	59.78%	82.55%
• Foreign Common Stocks	28.45%	12.66%
• Short-Term Investments	8.16%	5.57%
• Securities Lending Collateral	10.82%	13.71%

Top 5 Industries (as a % of Total Investments)	Telephone Communications – 27.0% Cellular Communications – 10.1% U.S. Treasury Issues – 8.5% Cable & Other Pay Television Services – 7.9% Telephone & Telegraph Apparatus – 5.9%	Semiconductors & Related Devices – 21.0% Prepackaged Software – 17.3% Electronic Computers – 6.0% Computer Communications Equipment –5.7% U.S. Treasury Issues – 5.5%

Top 10 Holdings (as a % of net assets)

Nextel Communications Inc ‘A’ – 5.61%

Vodafone Group PLC ADR – 4.09%

AT&T Wireless Services, Inc – 4.03%

EchoStar Communications Corp ‘A’ – 3.94%

Nokia OYJ ADR – 3.50%

CenturyTel Inc – 2.72%

Amdocs Ltd – 2.71%

Deutsche Telekom AG – 2.61%

Alltel Corp – 2.53%

Cisco Systems Inc – 2.43%

Cisco Systems Inc – 4.88%

Microsoft Corp – 4.18%

Intel Corp – 4.04%

eBay Inc – 3.08%

Dell Computer Corp – 2.84%

EMC Corp MA – 2.36%

Oracle Corp – 1.98%

VERITAS Software Corp – 1.85%

Broadcom Corp ‘A’ – 1.75%

First Data Corp – 1.67%

Relative Performance

Information on the performance of the Technology Portfolio and Telecommunications Portfolio is presented below to help you understand the differences between the Portfolios. The following table shows, for certain periods through September 30, 2003, the annual total return for (a) the Technology Portfolio, (b) the Telecommunications Portfolio, and (c) the Standard & Poor’s 500 Composite Stock Price Index. The index is diversified by industry and has inherent performance advantages over the Portfolios, since the index has no cash in its portfolio and incurs no transaction or operating expenses. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Returns do not reflect fees and expenses of any variable annuity contract or life insurance policy, and would be lower if they did.

Calendar Year/Period Ended	Technology[1]	Telecommunications[1]	Standard & Poor’s 500 Composite Stock Price Index[2]
2001	(40.94%)	(46.72%)	(11.88%)
2002	(46.34%)	(47.06%)	(22.09%)
1/1/03—9/30/03	27.24%	21.15%	14.71%

[1]	The Telecommunications and Technology Portfolios commenced operations on January 2, 2001.
[2]	The Standard & Poor’s 500 Composite Stock Price Index is comprised of Stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Comparison of Risks Involved in Investing in the Portfolios

Because the Portfolios share similar investment objectives and strategies, the risks of an investment in the Portfolios are similar. The principal risk of investment in either Portfolio is fluctuation in the net asset value of the Portfolio’s shares. Market conditions, financial conditions of issuers represented in the portfolio, and other factors affect such fluctuations.

Certain risks associated with an investment in the Technology Portfolio are summarized below in “Comparison of Securities and Investment Techniques.”

Comparison of Securities and Investment Techniques

The following is a summary of the types of securities in which the Portfolios may invest and strategies the Portfolios may employ in pursuit of their investment objectives. As with any security, an investment in a Portfolio’s shares involves certain risks, including loss of principal. The Portfolios are subject to varying degrees of financial, market and credit risk. Both Portfolios are highly concentrated and present the volatility risk of expose to a particular sector or sub-sector.

Equity Securities/Price Volatility.    Both Portfolios principally invest in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

Industry Concentration.    Both Portfolios invest principally in only one sector. Accordingly, both Portfolios are subject to greater risk of loss as a result of adverse economic, business or other developments than if their investments were diversified across different industry sectors.

Liquidity.    Investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

Foreign Securities.    Both of the Portfolios may invest a portion of their assets in securities of foreign corporations and governments, some of which may be issued by governments in emerging market countries. The Technology Portfolio may not invest more than 25% of its assets, measured at the time of investment, in foreign investments denominated in foreign currencies.

Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

Investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting command accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

Use of Derivatives.    Both Portfolios may invest in derivatives including options and future contracts that derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index. A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market’s direction, so that the hedge might not correlate to the market’s movements and may be ineffective. Furthermore, if a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the underlying securities and the futures contract.

Loans of Portfolio Securities

For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the portfolio manager wishes to vote on matters put before shareholders.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that shareholders pay in connection with investment in the Portfolios.

Advisory and Management Fees

The advisory fee paid by both Portfolios is the same. The Technology and Telecommunications Portfolios each pay an advisory fee to Pacific Life of 1.10% of each Portfolio’s average daily net assets.

Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the average daily net assets of the Financial Services Portfolio, Health Sciences Portfolio, Technology Portfolio and Telecommunications Portfolio, respectively, of 0.50% on the first $1 billion and 0.47% on assets over $1 billion. The sub-advisory fee is paid by Pacific Life and not by the Portfolios.

Effective January 1, 2004, Pacific Life will pay a monthly fee to INVESCO based on an annual percentage of the average daily net assets of the Financial Services Portfolio, Health Sciences Portfolio and Technology Portfolio of Pacific Select Fund and PF INVESCO Health Sciences Fund and INVESCO Technology Fund of Pacific Funds of 0.500% on the first $100 million; 0.475% on the next $150 million; 0.450% on the next $250 million; and 0.425% on assets over $500 million.

Expense Limitation Arrangement

Pacific Life has agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed 0.10% of each Portfolio’s average daily net assets subject to recoupment in future years. Pacific Life does this voluntarily, pursuant to an expense limitation agreement, and does not guarantee that it will continue to do so after April 30, 2004. If the Reorganization is approved by shareholders, the Technology Portfolio will assume any recoupment obligation of the Telecommunications Portfolio to Pacific Life, subject to the expense limitation of the Technology Portfolio.

Expense Table

The current expenses of each Portfolio and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Portfolios are based upon the operating expenses incurred for the year ended December 31, 2002. Pro forma fees show estimated fees of the Technology Portfolio after giving effect to the proposed Reorganization. The table does not reflect expenses or charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy (collectively, “Variable Contracts”). Pro forma numbers are estimated in good faith and are hypothetical.

Annual Portfolio Operating Expenses

that are deducted from Portfolio assets

shown as a ratio of expenses to average daily net assets1

Portfolio	Advisory Fees	Other Expenses	Total Expenses	Less Adviser’s Reimbursements[2]	Total Net Expenses
Technology	1.10%	0.10%	1.20%	—	1.20%
Telecommunications	1.10%	0.16%	1.26%	(0.05%)	1.21%
Pro Forma (Combined Portfolios)	1.10%	0.10%[3]	1.20%	—	1.20%

[1]	Expenses are shown for each Portfolio, and on a pro forma basis, based upon expenses incurred by each Portfolio for the year ended December 31, 2002. These expenses do not reflect charges imposed under the Variable Contracts whose proceeds are invested in the Portfolio.
[2]	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004. In 2002, Pacific Life reimbursed $6,583 to the Telecommunications Portfolio and recouped $3,496 from the Technology Portfolio.
[3]	Other expenses do not include non-recurring reorganization expenses. See notes to pro forma financial statements for details.

Examples

The examples are intended to help you compare the cost of investing in the Portfolios and in the combined Portfolios on a pro forma basis—assuming the Portfolios have been combined. The examples do not reflect expenses and charges that are, or may be, imposed under your Variable Contract. If such expenses were reflected, the expenses indicated would be higher. The examples assume that a shareholder invests $10,000 in each Portfolio and in the surviving Portfolio after the Reorganization for the time periods indicated. The examples also assume that the investment earns a 5% return each year and that each Portfolio’s operating expenses remain the same and both interest and expenses are credited and charged at the end of each month. In calculating the expenses below, we used total net expenses through April 30, 2004 (reflecting the contractual expense cap during the period) and the total expenses thereafter. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, a shareholder would incur the following expenses for each period shown. Because this is an estimate, actual expenses may be higher or lower.

Technology Portfolio				Telecommunications Portfolio				Pro Forma: Combined Portfolios*
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
122	381	660	1,455	123	393	685	1,517	122	381	660	1,455

*	Estimated.

INFORMATION ABOUT THE TECHNOLOGY PORTFOLIO

Investment Personnel

The Telecommunications and Technology Portfolios are both managed by INVESCO Funds Group, Inc. and Mr. William R. Keithler serves as portfolio manager of both Portfolios. Mr. Keithler is a CFA and senior vice president and director of sector management at INVESCO. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has over 20 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.

Performance of the Technology Portfolio

The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index, the Standard & Poor’s 500 Composite Stock Price Index, an unmanaged broad-based index. The index has inherent performance advantages over the Technology Portfolio since it holds no cash and incurs no expenses. An investor cannot invest directly in an index. Total returns include reinvestment of dividends and capital gain distributions, if any. Returns do not reflect fees and expenses of any variable contract, and would be lower if they did. Past performance is important, but it’s no guarantee of future performance. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the portfolio’s performance would have been reduced.

Calendar Year-by-Year Returns (%) of the Technology Portfolio1

as of December 31 each year

Best and worst quarterly performance during this period:

4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60%)

[1]	The Portfolio’s year-to-date total return as of September 30, 2003 is 27.24%.

Average annual total return

as of December 31, 2002

	1 year	2 years/ Since inception

Technology Portfolio	(46.34%)	(43.75%)
Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09%)	(17.15%)

[1]	The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Additional information about the Technology Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

The Portfolio Manager’s Discussion of the Technology Portfolio

The following is INVESCO’s discussion regarding the performance of the Technology Portfolio during 2002.

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.  With a positive fourth quarter return of 15.11%** for the Technology Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –46.34%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.
**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.  Technology stocks logged another disappointing year of performance. Investors’ appetite for risk remained nearly non-existent, as a number of unnerving developments — from persistent economic weakness and terrorist threats to rising tensions between the U.S. and Iraq and concerns about corporate credibility — chipped away at confidence throughout the period.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.  Given the market’s risk aversion, the technology sector offered few places to hide. Consequently, portfolio performance was hampered by its storage, hardware and communications equipment holdings. The decision to overweight the portfolio versus its benchmark in the semiconductor and software industries — two areas that we at INVESCO believed were well-positioned to capitalize on the economic recovery, but declined sharply as business remained stagnant — hurt performance acutely.

Indeed, most technology subsectors underperformed the broader market. True, individual standouts could be found, including security software company Symantec Corp. (3.27% of the portfolio’s total market value as of 12/31/02), wireless telecommunications service provider Nextel Communications Inc. ‘A’ (0.34%) and software designer Intuit Inc (1.84%), but these bright spots were few and far between. While the sector performed better during the fourth quarter, particularly several technology blue chip companies, these late gains could not offset the earlier weakness.

Q.  What is your outlook for 2003?

A.  Going forward, we at INVESCO believe the economic recovery has been constrained by rising geopolitical tensions. In our opinion, the fundamental groundwork has been laid for a moderate recovery during 2003, but until the market’s anxieties relating to Iraq and North Korea are alleviated, the going will stay choppy.

Clearly, sustained economic improvement would benefit the technology sector, as consumer spending would likely improve and corporations would begin to spend more. Currently, corporate information technology budgets for the coming year appear flat, but that would almost certainly change with an improved business climate. We are also encouraged by the sector’s stock valuations. In our view, most of the valuation excesses created during the 2000 technology bubble have been squeezed out, and many companies are trading at prices that we deem reasonable given the current economic environment and their long-term growth potential.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization.    The Reorganization involves the transfer of all of the assets and liabilities of the Telecommunications Portfolio to the Technology Portfolio in exchange for shares of the Technology Portfolio. The Telecommunications Portfolio would then distribute to its shareholders their portion of the shares of the Technology Portfolio it receives in the Reorganization. The result would be a liquidation of the Telecommunications Portfolio.

After the Reorganization, each shareholder of the Telecommunications Portfolio will own shares in the Technology Portfolio having an aggregate value equal to the aggregate value of shares in the Telecommunications Portfolio held by that shareholder as of the close of business on the business day preceding the Closing as that term is defined in the attached copy of the Plan of Reorganization in Appendix A. In the interest of economy and convenience, shares of the Technology Portfolio generally will not be represented by physical certificates.

Until the Closing, shareholders of the Telecommunications Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of its shares received by the shareholders of the Technology Portfolio in the Reorganization.

The obligations of the Portfolios under the Plan of Reorganization are subject to various conditions, including approval of the shareholders of the Telecommunications Portfolio. The Plan of Reorganization also requires that each Portfolio take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan of Reorganization. The Plan of Reorganization, and the transactions contemplated under it, may be terminated by resolution of the Board at any time prior to the date of the Closing. For a complete description of the terms and conditions of the Reorganization, see a copy of the Plan of Reorganization in Appendix A.

Reasons for the Reorganization.    The Telecommunications Portfolio has not attracted asset growth. The proposed Reorganization was presented to the Board for consideration and approval on September 8, 2003. For the reasons discussed below, the Board, including all of the trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940), unanimously determined that the proposed Reorganization is in the best interests of the Telecommunications Portfolio and the Technology Portfolio and their respective shareholders and that the interests of the shareholders of both Portfolios will not be diluted as a result of the proposed Reorganization.

The Reorganization will allow the Telecommunications Portfolio’s shareholders to continue to participate in a professionally managed portfolio. As shareholders of the Technology Portfolio, these shareholders will continue to be able to exchange shares of the Technology Portfolio into shares of other portfolios offered by the Fund subject to investment options available to them under their applicable Variable Contracts. A list of the current portfolios offered by the Fund is attached as Appendix C.

Board Consideration.    The Board, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	the slow growth of the Telecommunications Portfolio and management’s conclusion that it is unlikely that this Portfolio will be viable;

(2)	the similarity of the Technology Portfolio’s investment objective, policies and restrictions with those of the Telecommunications Portfolio;

(3)	elimination of duplication of costs, market confusion, and inefficiencies of having two similar portfolios;

(4)	expense ratios and information regarding fees and expenses of the Technology Portfolio and the Telecommunications Portfolio;

(5)	the Reorganization is in the best interests of the shareholders of the Telecommunications Portfolio and the Technology Portfolio and the Reorganization would not dilute the interests of each Portfolio’s respective shareholders;

(6)	the relative investment performance and risks of the Technology Portfolio as compared to the Telecommunications Portfolio;

(7)	notification by the sub-adviser that it no longer wishes to manage funds that concentrate in the telecommunications sector, such as the Telecommunications Portfolio;

(8)	the tax-free nature of the Reorganization to the Telecommunications Portfolio and its shareholders; and

(9)	the expenses for the transaction including legal expenses, accounting expenses, and printing, mailing and tabulation expenses will be shared by the Portfolios and the investment adviser.

The Board also considered the future potential benefits to the Investment Adviser in that its costs to administer both Portfolios may be reduced if the Reorganization is approved and its costs will be reduced under its obligation to limit expenses of the Telecommunications Portfolio.

The Board recommends that shareholders of the Telecommunications Portfolio approve the Reorganization.

Tax Considerations.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Code). Accordingly, pursuant to this treatment, neither the Telecommunications Portfolio, nor its shareholders, nor the Technology Portfolio, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan, except as otherwise provided by the Code. As a condition to the Closing of the Reorganization, the Portfolio will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.

As of December 31, 2002, the Telecommunications Portfolio had accumulated capital loss carryforwards in the amount of approximately $17,293,047. As of December 31, 2002, the Technology Portfolio had accumulated capital loss carryforwards of approximately $24,936,341. After the Reorganization, the losses of the Telecommunications Portfolio will be available to the Technology Portfolio to offset its capital gains, although the amount of these losses that may offset the Technology Portfolio’s future capital gains in any given year may be limited. The ability of the Technology Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of the Technology Portfolio’s capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Portfolio. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the Technology Portfolio.

Expenses of the Reorganization.    Pacific Life Insurance Company, Investment Adviser to the Fund, will bear half the cost of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission, which will be allocated ratably on the basis of their relative net asset values immediately before Closing. The principal solicitation will be by mail, but voting instructions also may be solicited electronically and by telephone. Alamo Direct, 280 Oser Avenue, Hauppauge, New York 11788-3610, has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to Variable Contract Owners).

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization.    The Technology Portfolio and the Telecommunications Portfolio are each separate portfolios of the Fund, which is a Massachusetts business trust. The Fund also offers other portfolios, which are not involved in the Reorganization. The Fund is governed by the Board, which is composed of five trustees.

Distributor.    Pacific Select Distributors, Inc. (the “Distributor”) whose address is 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660, is the principal distributor for the Technology Portfolio and the Telecommunications Portfolio.

Capitalization.    The following table shows on an unaudited basis the capitalization of the Technology Portfolio and the Telecommunications Portfolio as of June 30, 2003 and on a pro forma basis as of June 30, 2003 giving effect to the Reorganization:

Portfolios	Net Assets	Net Asset Value Per Share	Shares Outstanding

Technology Portfolio	$57,460,219	$3.72	15,449,458
Telecommunications Portfolio	$15,694,922	$3.31	4,745,269
Pro Forma (Combined Portfolios)	$73,115,193	$3.72	19,669,389

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Voting Rights.    This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Telecommunications Portfolio. Shares of the Telecommunications Portfolio entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. The Telecommunications Portfolio is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing trustees, changing fundamental policies or approving an investment advisory agreement. You may vote by mail, telephone or in person. If you vote by mail, your proxy card must be received at the address noted on the reply envelope by 11:00 a.m. Eastern time on December 17, 2003. If you vote by telephone, you must call in your vote by 11:00 a.m. Eastern time on December 17, 2003. You may also vote by attending the shareholder meeting.

A Contract Owner may revoke the accompanying voting instruction at any time prior to its use by filing with Pacific Life or its subsidiary Pacific Life & Annuity Company (“PL&A”) as applicable a written revocation or duly executed voting instruction bearing a later date. In addition, any Contract Owner who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction that is signed and timely returned, they will vote FOR the Reorganization proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

At the close of business on September 24, 2003 (the “Record Date”) there were 5,917,861 outstanding shares of the Telecommunications Portfolio and 18,996,478.898 outstanding shares of the Technology Portfolio. The shares of the Portfolios are offered as an investment medium for Variable Contracts. Pacific Life and PL&A, are the owners of the Telecommunications Portfolio shares underlying the Variable Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Telecommunications Portfolio (a beneficial interest) as to how the shares will be voted.

As of the Record Date, Pacific Life and PL&A each owned of record 99.78% and 0.22%, respectively, of the Telecommunications Portfolio’s shares and owned beneficially 0% of the Telecommunications Portfolio’s shares. As of the Record Date, Pacific Life and PL&A each owned of record 99.75% and 0.25%, respectively, of the Technology Portfolio’s shares and owned beneficially 0% of the Technology Portfolio’s shares. No Contract Owner is entitled to give voting instructions with respect to 5% of more of the outstanding shares of the Telecommunications Portfolio.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Telecommunications Portfolio. With respect to the Telecommunications Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of the Telecommunications Portfolio present at the meeting if more than 50% of the outstanding shares of the Telecommunications Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the shares of the Telecommunications Portfolio. The Telecommunications Portfolio must have a quorum to conduct its business at the Special Meeting. Holders of 30% of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting.

Pacific Life and PL&A (each a “PL Insurer”) will each vote shares of the Portfolio held by each of their respective separate accounts that fund the Variable Contracts in accordance with instructions received from Variable Contract Owners. Each PL Insurer will also vote shares of the Portfolio held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. Each PL Insurer will vote any shares held by any of its separate accounts for which no voting instructions are received by its general account in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and Variable Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date.

To the knowledge of the Fund, as of September 24, 2003, no current trustee or officer of the Fund owned or had interests in 1% or more of the outstanding shares of either Portfolio and the officers and trustees, as a group, owned or had interests in less than 1% of the shares of either Portfolio.

Other Matters to Come Before the Meeting.    The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.    The Fund is not required to hold regular annual meetings and to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders.    A copy of the Annual Report dated December 31, 2002, and semi-annual report dated June 30, 2003 regarding the Technology Portfolio is available on request. Requests for the reports should be directed to Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or at 1-800-722-2333 for variable annuity contract owners and 1-800-800-7681 for variable life insurance policy owners.

Statement of Additional Information.    The Statement of Additional Information (SAI) to this Proxy Statement/Prospectus contains financial information on the Technology Portfolio, the Telecommunications Portfolio, and the combined Portfolios on a pro forma basis. The SAI is considered a part of this document because it is incorporated by reference. A copy may be obtained without charge by contacting Pacific Life as described above under “Reports to Shareholders.”

PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION. YOU MAY DO SO EITHER BY TELEPHONE OR BY MAILING YOUR VOTING INSTRUCTION. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

Audrey L. Milfs,

Secretary

November 24, 2003

700 Newport Center Drive

Newport Beach, California 92660

APPENDIX A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is adopted on this 8th day of September 2003, by the Pacific Select Fund (the “Fund”), a Massachusetts business trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the Technology Portfolio (the “Surviving Portfolio”), a separate series of the Fund, and the Telecommunications Portfolio (the “Acquired Portfolio”), another separate series of the Fund.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Surviving Portfolio in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Surviving Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Fund is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and

WHEREAS, the Board Trustees of the Fund (the “Board”) has determined that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board has also determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

NOW, THEREFORE, the Fund, on behalf of the Surviving Portfolio and the Acquired Portfolio separately, hereby approves the Plan on the following terms and conditions:

1.	Transfer Of Assets Of The Acquired Portfolio To The Surviving Portfolio In Exchange For The Surviving Portfolio Shares, The Assumption Of All Acquired Portfolio Liabilities And The Liquidation Of The Acquired Portfolio.

1.1  Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Surviving Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1(the “Closing”).

1.2  The assets of the Acquired Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividend or interest receivables that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”).

1.3  The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date at or about 4:00 p.m. Eastern Time.

1.4  Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Portfolio Shareholders”), on a pro rata basis within that class, the Surviving Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Surviving Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will then represent a number of Surviving Portfolio Shares, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Surviving Portfolio Shares in connection with such exchange.

1.5  Ownership of Surviving Portfolio Shares will be shown on the books of the Fund’s transfer agent. Shares of the Surviving Portfolio will be issued in the manner described in the Fund’s then-current prospectus and statement of additional information.

1.6  Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.    Valuation

2.1  The value of the Acquired Portfolio’s assets to be acquired by the Surviving Portfolio hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern time on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information and as established by the Board.

2.2  The net asset value of the Surviving Portfolio Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information with respect to the Surviving Portfolio, and valuation procedures established by the Board.

2.3  The number of Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined by dividing the value of the net assets of the Acquired

Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Surviving Portfolio Share, determined in accordance with paragraph 2.2.

2.4  All computations of value shall be made by the Acquired Portfolio’s designated recordkeeping agent.

3.    Closing And Closing Date

3.1  The Closing Date shall be December 31, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Fund or at such other time and/or place as the parties may agree.

3.2  The Fund shall direct State Street Bank and Trust Company of California, N.A., as custodian for the Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Portfolio Custodian to the custodian for the Surviving Portfolio for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”). The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3  The Fund, on behalf of the Acquired Portfolio, shall direct Pacific Life Insurance Company (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Surviving Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    Representations And Warranties

4.1  The Fund, on behalf of the Acquired Portfolio, represents and warrants to the Surviving Portfolio as follows:

(a)  The Acquired Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), including the shares of the Acquired Portfolio, are in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio’s assets to be transferred to the Surviving Portfolio pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f)  The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

(g)  The Acquired Portfolio has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

(h)  Except as otherwise disclosed in writing to and accepted by the Surviving Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The statement of assets and liabilities, including the schedule of investments, of the Acquired Portfolio as of December 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  Since December 31, 2002, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the

Surviving Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k)  On the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)  All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquired Portfolio) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3;

(n)  The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)  The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

4.2  The Fund, on behalf of the Surviving Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)  The Surviving Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Surviving Portfolio, are in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)  The Surviving Portfolio is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Portfolio is a party or by which it is bound;

(g)  Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Surviving Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)  The statement of assets and liabilities, including the schedule of investments, of the Surviving Portfolio as of December 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)  Since December 31, 2002, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change;

(j)  On the Closing Date, all federal and other tax returns and reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)  For each taxable year of its operation, the Surviving Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l)  All issued and outstanding Surviving Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio, could, under certain circumstances, be held personally liable for obligations of the Surviving Portfolio and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

(m)  The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board on behalf of the Surviving Portfolio and this Plan will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The Surviving Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable by the Fund;

(o)  The information to be furnished by the Surviving Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)  That insofar as it relates to the Fund or the Surviving Portfolio, the Registration Statement relating to the Surviving Portfolio shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

5.    Covenants Of The Surviving Portfolio And The Acquired Portfolio

5.1  The Surviving Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2  The Fund will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  The Acquired Portfolio covenants that the Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4  Subject to the provisions of this Plan, the Surviving Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5  As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Surviving Portfolio Shares received at the Closing.

5.6  The Surviving Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.7  The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Surviving Portfolio’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.8  The Surviving Portfolio will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, in order to continue its operations after the Closing Date.

6.    Conditions Precedent To Obligations Of The Acquired Portfolio

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio’s election, to the performance by the Surviving Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Surviving Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2  The Fund and the Surviving Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund and the Surviving Portfolio on or before the Closing Date; and

6.3  The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    Conditions Precedent To Obligations Of The Surviving Portfolio

The obligations of the Surviving Portfolio to complete the transactions provided for herein shall be subject, at the Surviving Portfolio’s election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Acquired Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2  The Fund and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund or the Acquired Portfolio on or before the Closing Date;

7.3  The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4  The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, that has accrued through the Closing Date as of 4:00 p.m. Eastern Time.

8.    Further Conditions Precedent To Obligations Of The Surviving Portfolio And The Acquired Portfolio

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Surviving Portfolio, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1  The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Surviving Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Surviving Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5  The parties shall have received the opinion of Dechert LLP addressed to the Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Fund. Notwithstanding anything herein to the contrary, the Fund may not waive the condition set forth in this paragraph 8.5.

9.    Brokerage Fees And Expenses

9.1  The Surviving Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  The expenses relating to the proposed Reorganization will be shared so that half of such costs are borne by the investment adviser to the Acquired and Surviving Portfolios and half is borne by the Acquired and Surviving Portfolios and will be paid by the Acquired Portfolio and the Surviving Portfolio pro rata based upon the relative net assets of the Portfolios as of the close of business on the record date for determining the shareholders of the Acquired Portfolio entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Surviving Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.    Entire Agreement; Survival Of Warranties

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.    Termination

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.

12.    Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Surviving Portfolio shares to be issued to the Acquired Portfolio Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    Notices

Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Pacific Select Fund at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, attn: Robin S. Yonis, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

14.    Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability

14.1  The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2  This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.3  This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4  The obligations imposed by this Plan shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Surviving Portfolio and the Acquired Portfolio.

PACIFIC SELECT FUND

By:	/s/ GLENN S. SCHAFER

President

APPENDIX B

FURTHER INFORMATION REGARDING

THE TECHNOLOGY PORTFOLIO (the “Portfolio”)

Purchases and Redemptions.    Shares of the Portfolio are not sold directly to the general public. Shares of the Portfolio are currently offered only for purchase by the separate accounts of Pacific Life Insurance Company and its affiliate, Pacific Life and Annuity Company to serve as an investment medium for a variable annuity or variable life insurance policy (Variable Contract) issued or administered by Pacific Life or its affiliate. For information on purchase of a Variable Contract, consult a prospectus for the applicable Variable Contract.

Shares of the Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days as described in the Fund’s Statement of Additional Information.

Exchanges Among the Portfolios.    Owners of a Variable Contract (Variable Contract Owners) do not deal directly with the Fund to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the Prospectus for the Variable Contract for information on the allocation of premiums and on transfers of accumulated value among options available under the Variable Contract.

Management of the Portfolio

Investment Adviser.    Pacific Life Insurance Company (“Pacific Life”) has overall responsibility for the management of the Portfolio. Founded in 1868, Pacific Life, the adviser and administrator of the Portfolio, provides life and health insurance products, individual annuities, mutual funds, group employee benefits, and offers to individuals, businesses and pension plans a variety of investment products and services. Over the past six years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets as of December 31, 2002, and currently counts more than half of the 100 largest U.S. companies as clients. Additional information about Pacific Life can be obtained at its web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the Fund’s investment portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Some of the portfolios are managed by a team of managers whose members could change from time to time.

Portfolio Manager.    Pacific Life has retained INVESCO Funds Group, Inc. (INVESCO) to manage the Technology Portfolio. INVESCO was founded in 1932 and as of December 31, 2002, manages over $21 billion for more than 49 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Portfolio Availability.    The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the Fund’s portfolios—you choose investment options through your annuity contract or life insurance policy. The insurance company then invests in the portfolios of the Pacific Select Fund according to the investment options you’ve

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chosen. The Fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules.

How Share Price is Calculated.    Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. NAV per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data received shortly after the NYSE close, usually at or about 4:00 p.m. Eastern time. For any transaction, we’ll use the NAV calculated after we receive a request to buy, sell or exchange shares.

In general, the value of each security is based on its actual or estimated market value, with special provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Pricing data is obtained from various sources approved by the board of trustees. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In unusual circumstances, the Fund may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

A delay may happen in any of the following situations:

•	the NYSE closes on a day other than a regular holiday or weekend

•	trading on the NYSE is restricted

•	an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations not practicable

•	the SEC permits a delay for the protection of shareholders.

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the portfolio’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Life or see the Fund’s SAI.

Dividends and Distributions.    The Fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:

Debt portfolios (Money Market, Inflation Managed, Managed Bond and High Yield Bond Portfolios):

Dividends declared and paid monthly

All other portfolios:

Dividends declared and paid annually

Dividends may be declared less frequently if it is advantageous to the portfolio, but in no event less frequently than annually.

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FINANCIAL HIGHLIGHTS

The information presented below for the Technology Portfolio has been audited by Deloitte & Touche LLP, independent auditors.

Technology Portfolio
1/2/2001–12/31/2001	2002
OPERATING PERFORMANCE
Net asset value, beginning of year/period	$10.00	$5.91

Plus income from investment operations
Net investment loss	(0.02)	(0.01)
Net realized and unrealized loss on securities	(4.07)	(2.73)

Total from investment operations	($4.09)	($2.74)

Less distributions
Dividends from net investment income	—	—
Distributions from capital gains	—	—
Tax Basis Return of Capital	—	—

Total distributions	—	—
Net asset value, end of year	$5.91	$3.17

RATIOS AND SUPPLEMENTAL DATA
Total investment returns[1]	(40.94%)	(46.34%)
Net assets, end of year (in thousands)	$52,16	0	$41,24	9
Ratios of expenses to average net assets
• after expense reductions[2,3]	1.20%	1.20%
• before expense reductions	1.31%	1.20%
Ratios of net investment income (loss) to average net assets
• after expense reductions	(0.71%)	(0.95%)
• before expense reductions[2,3]	(0.82%)	(0.95%)
Portfolio turnover rate	69.22%	106.38%

1	Total investment returns are not annualized for periods of less than one full year.

2	The ratios of expenses to average daily net assets after expense reductions are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any.

3	The ratios of expenses and net investment income (loss) to average daily net assets are annualized for periods of less than one full year.

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APPENDIX C

PACIFIC SELECT FUND

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS

(listed alphabetically by portfolio manager)

Blue Chip Portfolio	AIM
Aggressive Growth Portfolio	AIM
Diversified Research Portfolio	Capital Guardian
Small-Cap Equity Portfolio	Capital Guardian
International Large-Cap Portfolio[1]	Capital Guardian
Short Duration Bond Portfolio	Goldman Sachs
I-Net Tollkeeper PortfolioSM	Goldman Sachs
Financial Services Portfolio	INVESCO
Health Sciences Portfolio	INVESCO
Technology Portfolio	INVESCO
Telecommunications Portfolio[2]	INVESCO
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Mid-Cap Value Portfolio	Lazard
International Value Portfolio	Lazard
Capital Opportunities Portfolio	MFS
Global Growth Portfolio[3]	MFS
Equity Index Portfolio	Mercury Advisors
Small-Cap Index Portfolio	Mercury Advisors
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio (formerly called Large-Cap Core Portfolio)	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Inflation Managed Portfolio	PIMCO
Managed Bond Portfolio	PIMCO
Small-Cap Value Portfolio	PIMCO Advisors—NFJ
Money Market Portfolio	Pacific Life
High Yield Bond Portfolio	Pacific Life
Equity Income Portfolio	Putnam
Research Portfolio[4]	Putnam
Equity Portfolio	Putnam
Aggressive Equity Portfolio	Putnam
Large-Cap Value Portfolio	Salomon Brothers
Comstock Portfolio (formerly called Strategic Value Portfolio)	Van Kampen
Real Estate Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen

[1]	Effective 1/1/2004, MFS will become the manager of this Portfolio. See the supplement to the Fund’s prospectus dated 9/17/2003 for investment style changes.
[2]	If approved by shareholders, this Portfolio will be reorganized into the Technology Portfolio.
[3]	If approved by shareholders, this Portfolio will be reorganized into the International Large-Cap Portfolio.
[4]	If approved by shareholders, this Portfolio will be reorganized into the Diversified Research Portfolio.

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PART B

PACIFIC SELECT FUND

Statement of Additional Information

November 24, 2003

Acquisition of the Assets and Liabilities of the Telecommunications Portfolio (a portfolio of Pacific Select Fund) 700 Newport Center Drive Newport Beach, CA 92660	By and in Exchange for Shares of the Technology Portfolio (a portfolio of Pacific Select Fund) 700 Newport Center Drive Newport Beach, CA 92660

This Statement of Additional Information is available in connection with a proposed transaction whereby all of the assets and liabilities of the Telecommunications Portfolio will be transferred to the Technology Portfolio, in exchange for shares of the Technology Portfolio.

This Statement of Additional Information for Pacific Select Fund consists of this cover page and the attached documents, in addition to the following documents, which have been filed electronically with the Securities and Exchange Commission and are incorporated herein by reference:

1.	The Statement of Additional Information for Pacific Select Fund dated May 1, 2003, as supplemented.

2.	The Financial Statements of the Technology Portfolio and the Telecommunications Portfolio included in the Annual and Semi-Annual Reports of Pacific Select Fund dated December 31, 2002 and June 30, 2003, respectively.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

A Prospectus/Proxy Statement dated November 24, 2003 relating to the Reorganization of the Telecommunications Portfolio may be obtained, without charge, by writing to Pacific Select Fund at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660 or by calling (800) 722-2333 for variable annuity contract owners and (800) 800-7681 for variable life insurance policy owners.

PACIFIC SELECT FUND

The Pro Forma information included in the following sections is presented on a Pro Forma basis—assuming that the Telecommunications Portfolio was combined with the Technology Portfolio for the periods shown. The information is based on the financial statements of the Technology and Telecommunications Portfolios as of and for the year and period ended December 31, 2002 and June 30, 2003. The Pro Forma information has not been audited.

PACIFIC SELECT FUND

Pro Forma Statement of Assets and Liabilities

December 31, 2002 (Unaudited)

(In thousands, except per share amounts)

	Technology	Telecom- munications	Adjustments		Pro Forma Combined
ASSETS
Investments, at value	$41,036	$15,452	$-		$56,488
Collateral held for securities loaned, at fair value	1,307	3,112	-		4,419
Cash	1	5	-		6
Receivables:
Dividends and interest	5	20	-		25
Fund shares sold	192	-	-		192
Securities sold	90	47	-		137

Total Assets	42,631	18,636	-		61,267

LIABILITIES
Payable upon return of securities loaned	1,307	3,112	-		4,419
Payables:
Fund shares redeemed	10	50	-		60
Securities purchased	6	15	-		21
Accrued advisory fees	41	14	-		55
Accrued custodian and portfolio accounting fees	7	4	(4	) (1)	7
Accrued other	3	1	44	(1)	48
Outstanding options written, at value	8	-	-		8

Total Liabilities	1,382	3,196	40		4,618

NET ASSETS	$41,249	$15,440	($40)		$56,649

NET ASSETS CONSIST OF:
Paid-in capital	$79,647	$34,583	$-		$114,230
Accumulated undistributed net investment loss	(8)	(9)	(40	) (1)	(57)
Accumulated undistributed net realized loss	(29,390)	(18,164)	-		(47,554)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	(9,000)	(970)	-		(9,970)

NET ASSETS	$41,249	$15,440	($40)		$56,649

Shares of beneficial interest outstanding of $.001 par value	13,016	5,479	(607	) (2)	17,888

Net Asset Value Per Share	$3.17	$2.82	$-		$3.17

Investments, at cost	$50,056	$16,422	$-		$66,478

(1)	Adjustments reflect (a) reduction in custodian transaction costs, assuming the portfolio turnover rate of the surviving portfolio was in effect for the entire reporting period, (b) half of the estimated reorganization expenses to be absorbed by both portfolios, (c) elimination of the adviser’s reimbursement made by Pacific Life to the Telecommunications Portfolio in 2002, and (d) elimination of portion of the adviser’s reimbursements recouped by Pacific Life from the Technology Portfolio in 2002, as a result of the merger (See Notes 9 and 10 to Pro Forma Financial Statements).
(2)	Adjustment reflects new shares issued, net of retired shares of the Telecommunications Portfolio (See Note 8 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

A-1

PACIFIC SELECT FUND

Pro Forma Statement of Operations

For the Year Ended December 31, 2002 (Unaudited)

(In thousands)

	Technology	Telecom- munications	Adjustment		Pro Forma Combined
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$42	$119	$-		$161
Interest	43	26	-		69
Securities lending	17	13	-		30

Total Investment Income	102	158	-		260

EXPENSES
Advisory fees	449	145	-		594
Custodian fees and expenses	20	15	(4	) (1)	31
Portfolio accounting fees	9	4	-		13
Printing expenses	4	1	-		5
Postage and mailing expenses	1	-	-		1
Legal fees	1	-	-		1
Trustees’ fees and expenses	1	-	-		1
Interest expenses	-	-	-		-
Reorganization expenses	-	-	40	(1)	40
Other	2	1	-		3

Total Expenses	487	166	36		689
Adviser Expense Reimbursement	-	(6)	6	(1)	-
Recoupment of Adviser’s Reimbursement	3	-	(2	) (1)	1

Net Expenses	490	160	40		690

NET INVESTMENT LOSS	(388)	(2)	(40)		(430)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(21,558)	(12,086)	-		(33,644)
Futures contracts and written option transactions	276	18	-		294
Foreign currency transactions	-	(3)	-		(3)

Net Realized Loss	(21,282)	(12,071)	-		(33,353)

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	(6,112)	3,082	-		(3,030)
Futures contracts and written options	21	2	-		23
Foreign currency transactions	-	-	-		-

Change in Net Unrealized Appreciation (Depreciation)	(6,091)	3,084	-		(3,007)

NET LOSS	(27,373)	(8,987)	-		(36,360)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($27,761)	($8,989)	($40)		($36,790)

Foreign taxes withheld on dividends	$1	$6	$-		$7

(1)	Adjustments reflect (a) reduction in custodian transaction costs, assuming the portfolio turnover rate of the surviving portfolio was in effect for the entire reporting period, (b) half of the estimated reorganization expenses to be absorbed by both portfolios, (c) elimination of the adviser’s reimbursement made by Pacific Life to the Telecommunications Portfolio in 2002, and (d) elimination of portion of the adviser’s reimbursements recouped by Pacific Life from the Technology Portfolio in 2002, as a result of the merger (See Notes 9 and 10 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

A-2

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments

December 31, 2002 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
			U.S. COMMON STOCKS - 77.33%
			Consumer Discretionary - 7.80%
7,500		7,500	Amazon.com Inc *	$141,675		$141,675
32,200	17,590	49,790	AOL Time Warner Inc *	421,820	$230,429	652,249
	10,810	10,810	Clear Channel Communications Inc *		403,105	403,105
14,100		14,100	eBay Inc *	956,262		956,262
	17,910	17,910	EchoStar Communications Corp ‘A’ *		398,677	398,677
	21,250	21,250	Fox Entertainment Group Inc ‘A’ *		551,012	551,012
2,900		2,900	Hotels.com ‘A’ *	158,427		158,427
	30,150	30,150	Liberty Media Corp ‘A’ *		269,541	269,541
	11,430	11,430	Univision Communications Inc ‘A’ *		280,035	280,035
	3,100	3,100	VeriSign Inc *		24,862	24,862
3,000	9,930	12,930	Viacom Inc ‘B’ *	122,280	404,747	527,027
	1,500	1,500	Westwood One Inc *		56,040	56,040

				1,800,464	2,618,448	4,418,912

			Financial Services - 5.69%
11,100		11,100	Affiliated Computer Services Inc ‘A’ *	584,415		584,415
18,100		18,100	CheckFree Corp *	289,618		289,618
21,100		21,100	First Data Corp	747,151		747,151
22,100		22,100	Fiserv Inc *	750,295		750,295
15,100		15,100	Paychex Inc	421,290		421,290
27,100		27,100	The BISYS Group Inc *	430,890		430,890

				3,223,659	-	3,223,659

			Producer Durables - 4.12%
49,200		49,200	Applied Materials Inc *	641,076		641,076
7,000		7,000	KLA-Tencor Corp *	247,590		247,590
15,100		15,100	Lam Research Corp *	163,080		163,080
5,600		5,600	Lexmark International Inc *	338,800		338,800
7,000		7,000	Lockheed Martin Corp	404,250		404,250
19,100		19,100	Novellus Systems Inc *	536,328		536,328

				2,331,124	-	2,331,124

			Technology - 50.66%
16,000	44,090	60,090	ADC Telecommunications Inc *	33,440	92,148	125,588
20,900		20,900	Adobe Systems Inc	520,619		520,619
	2,590	2,590	ADTRAN Inc *		85,211	85,211
	9,700	9,700	Agere Systems Inc ‘A’ *		13,968	13,968
38,200		38,200	Altera Corp *	471,388		471,388
8,600		8,600	Analog Devices Inc *	205,282		205,282
50,000		50,000	Apple Computer Inc *	716,500		716,500
73,100	5,000	78,100	BEA Systems Inc *	838,457	57,350	895,807
5,000		5,000	Biotech HOLDRs Trust	422,800		422,800
36,200		36,200	BMC Software Inc *	619,382		619,382
	25,640	25,640	Broadband HOLDRs Trust		193,582	193,582
13,100		13,100	Broadcom Corp ‘A’ *	197,286		197,286
21,100		21,100	Cadence Design Systems Inc *	248,769		248,769
24,100	12,930	37,030	CIENA Corp *	123,874	66,460	190,334
83,400	47,960	131,360	Cisco Systems Inc *	1,092,540	628,276	1,720,816
1,200		1,200	Cognizant Technology Solutions Corp *	86,676		86,676
	9,640	9,640	Comverse Technology Inc *		96,593	96,593
6,000		6,000	Cypress Semiconductor Corp *	34,320		34,320
38,200		38,200	Dell Computer Corp *	1,021,468		1,021,468
68,300		68,300	EMC Corp MA *	419,362		419,362
16,100		16,100	Emulex Corp *	298,655		298,655
16,100		16,100	Extreme Networks Inc *	52,647		52,647
14,100		14,100	Fairchild Semiconductor Int’l Inc ‘A’ *	151,011		151,011
	8,500	8,500	Foundry Networks Inc *		59,840	59,840
30,500		30,500	Hewlett-Packard Co	529,480		529,480

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-7

A-3

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
85,500		85,500	Intel Corp	$1,331,235		$1,331,235
8,000		8,000	International Business Machines Corp	620,000		620,000
5,000		5,000	Internet Security Systems Inc *	91,650		91,650
6,900		6,900	Intersil Corp ‘A’ *	96,186		96,186
16,100		16,100	Intuit Inc *	755,412		755,412
50,200		50,200	Jabil Circuit Inc *	899,584		899,584
15,100	8,120	23,220	Juniper Networks Inc *	102,680	$55,216	157,896
26,100		26,100	Linear Technology Corp	671,292		671,292
17,800		17,800	Maxim Integrated Products Inc	588,112		588,112
9,300		9,300	Maxtor Corp *	47,058		47,058
40,700		40,700	McDATA Corp ‘A’ *	288,970		288,970
18,100		18,100	Mercury Interactive Corp *	536,665		536,665
31,100		31,100	Microchip Technology Inc	760,395		760,395
6,300		6,300	Micron Technology Inc *	61,362		61,362
53,000		53,000	Microsoft Corp *	2,740,100		2,740,100
12,100		12,100	National Semiconductor Corp *	181,621		181,621
9,000		9,000	NetScreen Technologies Inc *	151,560		151,560
49,100		49,100	Network Appliance Inc *	491,000		491,000
22,600		22,600	Network Associates Inc *	363,634		363,634
87,200		87,200	Oracle Corp *	941,760		941,760
25,100		25,100	PeopleSoft Inc *	459,330		459,330
6,000		6,000	QLogic Corp *	207,060		207,060
15,050	15,870	30,920	QUALCOMM Inc *	547,670	577,509	1,125,179
14,900		14,900	Rational Software Corp *	154,811		154,811
25,100		25,100	RF Micro Devices Inc *	183,983		183,983
22,000	5,560	27,560	Semiconductor HOLDRs Trust	487,300	123,154	610,454
38,700		38,700	Siebel Systems Inc *	289,476		289,476
16,700	3,400	20,100	Skyworks Solutions Inc *	143,954	29,308	173,262
23,100	11,700	34,800	Software HOLDRs Trust	623,469	315,783	939,252
48,200		48,200	Sun Microsystems Inc *	149,902		149,902
33,200	9,860	43,060	Symantec Corp *	1,342,940	398,837	1,741,777
31,100		31,100	Texas Instruments Inc	466,811		466,811
46,410		46,410	TIBCO Software Inc *	286,814		286,814
6,000		6,000	UTStarcom Inc *	118,980		118,980
13,100		13,100	Veritas Software Corp *	204,622		204,622
21,100		21,100	Xilinx Inc *	434,660		434,660

				25,906,014	2,793,235	28,699,249

			Utilities - 9.06%
	7,750	7,750	Alltel Corp		395,250	395,250
	10,788	10,788	AT&T Corp		281,675	281,675
15,100	90,400	105,500	AT&T Wireless Services Inc *	85,315	510,760	596,075
	12,690	12,690	BellSouth Corp		328,290	328,290
	10,820	10,820	CenturyTel Inc		317,892	317,892
	20,575	20,575	Comcast Corp ‘A’ *		484,953	484,953
	11,960	11,960	Cox Communications Inc ‘A’ *		339,664	339,664
12,100	46,160	58,260	Nextel Communications Inc ‘A’ *	139,755	533,148	672,903
	7,980	7,980	Nextel Partners Inc ‘A’ *		48,438	48,438
	40,480	40,480	Qwest Communications International Inc *		202,400	202,400
13,900	12,980	26,880	SBC Communications Inc	376,829	351,888	728,717
	12,560	12,560	Sprint Corp-FON Group		181,869	181,869
	16,930	16,930	Sprint Corp-PCS Group *		74,153	74,153
	12,380	12,380	Verizon Communications Inc		479,725	479,725

				601,899	4,530,105	5,132,004

			Total U.S. Common Stocks	33,863,160	9,941,788	43,804,948

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-7

A-4

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
			FOREIGN COMMON STOCKS - 13.55%
			Canada - 1.50%
	13,170	13,170	BCE Inc		$238,526	$238,526
41,200		41,200	Celestica Inc *	$580,920		580,920
	17,900	17,900	Nortel Networks Corp *		28,819	28,819

				580,920	267,345	848,265

			Finland - 2.41%
54,300	33,860	88,160	Nokia OYJ ADR	841,650	524,830	1,366,480

			France - 0.14%
	18,020	18,020	Alcatel SA ADR	-	80,009	80,009

			India - 0.24%
1,000		1,000	Infosys Technologies Ltd ADR	69,550		69,550
2,000		2,000	Wipro Ltd ADR	67,000		67,000

				136,550	-	136,550

			Ireland - 0.13%
25,600		25,600	SkillSoft PLC ADR *	70,400	-	70,400

			Israel - 0.71%
31,150		31,150	Check Point Software Technologies Ltd *	404,016	-	404,016

			Italy - 0.29%
	36,290	36,290	Telecom Italia Mobile SPA	-	165,739	165,739

			Mexico - 0.41%
	7,250	7,250	Telefonos de Mexico SA de CV ‘L’ ADR	-	231,855	231,855

			Netherlands - 0.13%
9,000		9,000	ASML Holding NV ‘NY’ *	75,240	-	75,240

			Portugal - 0.55%
	45,700	45,700	Portugal Telecom SGPS SA ADR	-	312,131	312,131

			Singapore - 1.19%
73,300	8,790	82,090	Flextronics International Ltd *	600,327	71,990	672,317

			South Korea - 2.70%
	13,470	13,470	KT Corp ADR		290,278	290,278
3,000	3,920	6,920	Samsung Electronics Co Ltd GDR	393,750	514,500	908,250
	15,570	15,570	SK Telecom Co Ltd ADR		332,420	332,420

				393,750	1,137,198	1,530,948

			Taiwan - 0.81%
47,286		47,286	Taiwan Semiconductor Co Ltd ADR *	333,366		333,366
36,476		36,476	United Microelectronics Corp ADR *	122,559		122,559

				455,925	-	455,925

			United Kingdom - 2.34%
14,700	9,980	24,680	Amdocs Ltd *	144,354	98,004	242,358
19,100	40,750	59,850	Vodafone Group PLC ADR	346,092	738,390	1,084,482

				490,446	836,394	1,326,840

			Total Foreign Common Stocks	4,049,224	3,627,491	7,676,715

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-7

A-5

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Principal Amount			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined

			U.S. CORPORATE BOND - 0.10%
			Utilities - 0.10%
	$60,000	$60,000	Qwest Corp 7.200% due 11/01/04	$-	$57,300	$57,300

			Total U.S. Corporate Bond	-	57,300	57,300

			SHORT-TERM INVESTMENTS - 8.74%
			Repurchase Agreements - 8.74%
$3,124,000		3,124,000	State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $3,124,130; collateralized by U.S. Treasury Bonds - market value $3,188,363 and due 11/15/28)	3,124,000		3,124,000
	1,825,000	1,825,000	State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $1,825,076; collateralized by U.S. Treasury Notes - market value $1,863,781 and due 06/30/04)		1,825,000	1,825,000

			Total Short-Term Investments	3,124,000	1,825,000	4,949,000

			TOTAL INVESTMENTS - 99.72%	41,036,384	15,451,579	56,487,963

			OTHER ASSETS & LIABILITIES, NET - 0.35%	212,348	(11,257)	201,091

			NET ASSETS BEFORE ADJUSTMENT - 100.07%	$41,248,732	$15,440,322	56,689,054

			ADJUSTMENT - (0.07%) (a)			(39,813)

			NET ASSETS AFTER ADJUSTMENT - 100.00%			$56,649,241

			TOTAL INVESTMENTS - COST	$50,056,236	$16,422,159	$66,478,395

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-7

A-6

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Notes to Pro Forma Schedule of Investments
(a) See explanation of adjustment in Note (1) on page A-1.
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined

(b) Transactions in options for the period ended December 31, 2002, were as follows:

Number of Contracts				Premium
443	62	505	Outstanding, December 31, 2001	$158,408	$9,269	$167,677
3,526	257	3,783	Options Written	881,918	35,788	917,706
-	(31)	(31)	Options Exercised	-	(5,332)	(5,332)
(423)	(72)	(495)	Options Expired	(142,137)	(10,564)	(152,701)
(3,391)	(216)	(3,607)	Options Repurchased	(870,755)	(29,161)	(899,916)

155	-	155	Outstanding, December 31, 2002	$27,434	$-	$27,434

(c)Premiums received and value of written options outstanding at December 31, 2002:

Notional Amount			Type	Value
$15,500		$15,500	Call - CME Dell Computer Corp Strike @ 30.00 Exp 02/22/03 (Premium $27,434)	$7,750	$-	$7,750

(d)	Explanation of Symbols for Pro Forma Schedules of Investments:

~	Securities purchased in a private placement transaction; resale to the public may require registration.
*	Non-income producing securities.

See Notes to Pro Forma Financial Statements

A-7

PACIFIC SELECT FUND

Pro Forma Statement of Assets and Liabilities

June 30, 2003 (Unaudited)

(In thousands, except per share amounts)

	Technology	Telecom- munications	Adjustments		Pro Forma Combined
ASSETS
Investments, at value	$62,584	$15,558	$-		$78,142
Repurchase agreements, at value	3,202	1,280	-		4,482
Cash	1	-	-		1
Foreign currency held, at value	-	3	-		3
Receivables:
Dividends and interest	5	15	-		20
Fund shares sold	44	588	-		632
Securities sold	32	-	-		32
Forward foreign currency contracts appreciation	-	-	-		-

Total Assets	65,868	17,444	-		83,312

LIABILITIES
Payable upon return of securities loaned	7,877	1,699	-		9,576
Payables:
Fund shares redeemed	74	-	-		74
Securities purchased	390	8	-		398
Accrued advisory fees	52	13	-		65
Accrued custodian and portfolio accounting fees	6	4	(7	) (1)	17
Accrued deferred trustee compensation	1	-	-		1
Accrued other	8	1	33	(1)	42
Outstanding options written, at value	-	24	-		24

Total Liabilities	8,408	1,749	40		10,197

NET ASSETS	$57,460	$15,695	($40)		$73,115

NET ASSETS CONSIST OF:
Paid-in capital	$86,170	$32,842	$-		$119,012
Accumulated undistributed net investment loss	(8)	(8)	(40	) (1)	(56)
Accumulated undistributed net realized loss	(33,873)	(18,820)	-		(52,693)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	5,171	1,681	-		6,852

NET ASSETS	$57,460	$15,695	($40)		$73,115

Shares of beneficial interest outstanding of $.001 par value	15,449	4,745	(525	) (2)	19,669

Net Asset Value Per Share	$3.72	$3.31	$-		$3.72

Investments and repurchase agreements, at cost	$60,615	$15,143	$-		$75,758
Foreign currency held, at cost	-	3	-		3

(1)	Adjustments reflect (a) increase in custodian transaction costs, assuming the portfolio turnover rate of the surviving portfolio was in effect for the entire reporting period, (b) half of the estimated reorganization expenses to be absorbed by both portfolios, (c) additional adviser’s reimbursement would have been made by Pacific Life to the pro forma combined portfolios during the six-month period ending June 30, 2003, and (d) elimination of the adviser’s reimbursements recouped by Pacific Life from the Technology Portfolio during the same period, as a result of the merger (See Notes 9 and 10 to Pro Forma Financial Statements).
(2)	Adjustment reflects new shares issued, net of retired shares of the Telecommunications Portfolio (See Note 8 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND

Pro Forma Statement of Operations

For the Period Ended June 30, 2003 (Unaudited)

(In thousands)

	Technology	Telecom- munications	Adjustment		Pro Forma Combined
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$75	$69	$-		$144
Interest	14	4	-		18
Securities lending	5	4	-		9

Total Investment Income	94	77	-		171

EXPENSES
Advisory fees	268	74	-		342
Custodian fees and expenses	7	6	7	(1)	20
Portfolio accounting fees	4	2	-		6
Printing expenses	2	1	-		3
Legal fees	1	-	-		1
Interest expenses	6	-	-		6
Reorganization expenses	-	-	40	(1)	40
Other	1	1	-		2

Total Expenses	289	84	47		420
Adviser Expense Reimbursement	-	(2)	(3	) (1)	(5)
Recoupment of Adviser’s Reimbursement	4	-	(4	) (1)	-

Net Expenses	293	82	40		415

NET INVESTMENT LOSS	(199)	(5)	(40)		(244)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(4,557)	(659)	-		(5,216)
Futures contracts and written option transactions	73	3	-		76
Foreign currency transactions	-	(8)	-		(8)

Net Realized Loss	(4,484)	(664)	-		(5,148)

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	14,191	2,666	-		16,857
Futures contracts and written options	(20)	(16)	-		(36)
Foreign currency transactions	-	1	-		1

Change in Net Unrealized Appreciation	14,171	2,651	-		16,822

NET GAIN	9,687	1,987	-		11,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,488	$1,982	($40)		$11,430

Foreign taxes withheld on dividends	$3	$5	$-		$8

(1)	Adjustments reflect (a) increase in custodian transaction costs, assuming the portfolio turnover rate of the surviving portfolio was in effect for the entire reporting period, (b) half of the estimated reorganization expenses to be absorbed by both portfolios, (c) additional adviser’s reimbursement would have been made by Pacific Life to the pro forma combined portfolios during the six-month period ending June 30, 2003, and (d) elimination of the adviser’s reimbursements recouped by Pacific Life from the Technology Portfolio during the same period, as a result of the merger (See Notes 9 and 10 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments

June 30, 2003 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
			U.S. COMMON STOCKS - 77.70%
			Consumer Discretionary - 9.61%
15,100		15,100	Amazon.com Inc *	$550,999		$550,999
19,400		19,400	AOL Time Warner Inc *	312,146		312,146
	5,910	5,910	Clear Channel Communications Inc *		$250,525	250,525
17,000	1,100	18,100	eBay Inc *	1,771,060	114,598	1,885,658
4,600		4,600	Electronic Arts Inc *	340,354		340,354
	17,210	17,210	EchoStar Communications Corp ‘A’ *		595,810	595,810
20,620		20,620	InterActiveCorp *	815,933		815,933
	28,150	28,150	Liberty Media Corp ‘A’ *		325,414	325,414
	10,330	10,330	Univision Communications Inc ‘A’ *		314,032	314,032
31,300		31,300	VeriSign Inc *	432,879		432,879
	5,030	5,030	Viacom Inc ‘B’ *		219,610	219,610
26,200	3,700	29,900	Yahoo! Inc *	858,312	121,212	979,524

				5,081,683	1,941,201	7,022,884

			Financial Services - 4.39%
6,100		6,100	Affiliated Computer Services Inc ‘A’ *	278,953		278,953
16,200		16,200	CheckFree Corp *	451,008		451,008
23,200		23,200	First Data Corp	961,408		961,408
12,800		12,800	Fiserv Inc *	455,808		455,808
	10,900	10,900	NASDAQ-100 Index Tracking Stock *		325,365	325,365
18,600		18,600	Paychex Inc	545,166		545,166
10,400		10,400	The BISYS Group Inc *	191,048		191,048

				2,883,391	325,365	3,208,756

			Health Care - 1.53%
8,100		8,100	Amgen Inc *	538,164		538,164
4,400		4,400	Genentech Inc *	317,328		317,328
4,600		4,600	Varian Medical Systems Inc *	264,822		264,822

				1,120,314	-	1,120,314

			Producer Durables - 4.89%
52,200		52,200	Applied Materials Inc *	827,892		827,892
11,700		11,700	Axcelis Technologies Inc *	71,604		71,604
13,900		13,900	KLA-Tencor Corp *	646,211		646,211
31,300		31,300	Lam Research Corp *	569,973		569,973
5,800		5,800	Lexmark International Inc *	410,466		410,466
16,200		16,200	Novellus Systems Inc *	593,260		593,260
19,500		19,500	Teradyne Inc *	337,545		337,545
5,800		5,800	Thermo Electron Corp *	121,916		121,916

				3,578,867	-	3,578,867

			Technology - 49.46%
88,800		88,800	ADC Telecommunications Inc *	206,726		206,726
26,700		26,700	Adobe Systems Inc	856,269		856,269
4,600	2,400	7,000	Advanced Fibre Communications Inc *	75,348	39,312	114,660
	33,400	33,400	Agere Systems Inc ‘A’ *		77,822	77,822
26,600		26,600	Altera Corp *	436,240		436,240
8,600		8,600	Analog Devices Inc *	299,452		299,452
16,000		16,000	Apple Computer Inc *	305,920		305,920
44,800	7,200	52,000	Applied Micro Circuits Corp *	271,040	43,560	314,600
11,600		11,600	Autodesk Inc	187,456		187,456
	4,400	4,400	Avaya Inc *		28,424	28,424
69,600		69,600	BEA Systems Inc *	755,856		755,856
40,600		40,600	Broadcom Corp ‘A’ *	1,011,346		1,011,346
8,200		8,200	ChipPAC Inc ‘A’ *	62,894		62,894
18,600		18,600	CIENA Corp *	96,534		96,534
168,200	22,060	190,260	Cisco Systems Inc *	2,807,258	368,181	3,175,439
	10,340	10,340	Comverse Technology Inc *		155,410	155,410

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-7

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
44,300	35,200	79,500	Corning Inc *	$327,377	$260,128	$587,505
13,900		13,900	Cypress Semiconductor Corp *	166,800		166,800
51,100		51,100	Dell Computer Corp *	1,633,156		1,633,156
130,000		130,000	EMC Corp MA *	1,361,100		1,361,100
20,100		20,100	Emulex Corp *	457,677		457,677
8,100		8,100	Fairchild Semiconductor International Inc *	103,599		103,599
55,000		55,000	GlobespanVirata Inc *	453,750		453,750
27,200		27,200	Hewlett-Packard Co	579,360		579,360
112,000		112,000	Intel Corp	2,327,808		2,327,808
11,400		11,400	International Business Machines Corp	940,500		940,500
15,900		15,900	Intersil Corp ‘A’ *	423,099		423,099
11,600		11,600	Intuit Inc *	516,548		516,548
23,200		23,200	Jabil Circuit Inc *	512,720		512,720
30,100	29,300	59,400	JDS Uniphase Corp *	105,651	102,843	208,494
29,000	13,020	42,020	Juniper Networks Inc *	358,730	161,057	519,787
22,000		22,000	Linear Technology Corp	708,620		708,620
133,600	62,200	195,800	Lucent Technologies Inc *	271,208	126,266	397,474
6,700		6,700	Macromedia Inc *	140,968		140,968
25,200		25,200	Maxim Integrated Products Inc	861,588		861,588
29,700		29,700	McDATA Corp ‘A’ *	435,699		435,699
19,700		19,700	Mercury Interactive Corp *	760,617		760,617
18,100		18,100	Microchip Technology Inc	445,803		445,803
22,000		22,000	Micromuse Inc *	175,780		175,780
21,800		21,800	Micron Technology Inc *	253,534		253,534
93,900		93,900	Microsoft Corp	2,404,779		2,404,779
15,200	17,400	32,600	Motorola Inc	143,336	164,082	307,418
15,100		15,100	National Semiconductor Corp *	297,772		297,772
20,900		20,900	NetScreen Technologies Inc *	471,295		471,295
58,000		58,000	Network Appliance Inc *	940,180		940,180
94,800		94,800	Oracle Corp *	1,139,496		1,139,496
13,900		13,900	PMC-Sierra Inc *	163,047		163,047
17,300		17,300	QLogic Corp *	836,109		836,109
8,750	5,500	14,250	QUALCOMM Inc	312,813	196,625	509,438
19,800		19,800	Red Hat Inc *	149,886		149,886
18,200		18,200	Sanmina-SCI Corp *	114,842		114,842
39,900		39,900	Siebel Systems Inc *	380,646		380,646
	6,400	6,400	Semiconductor HOLDRs Trust		181,312	181,312
	10,200	10,200	Skyworks Solutions Inc *		69,054	69,054
17,400	5,600	23,000	Software HOLDRs Trust	549,492	176,848	726,340
12,600		12,600	Symantec Corp *	552,636		552,636
3,200		3,200	Synopsys Inc *	197,920		197,920
26,800	7,100	33,900	Texas Instruments Inc	471,680	124,960	596,640
20,900	4,800	25,700	UTStarcom Inc *	743,413	170,736	914,149
37,100		37,100	VERITAS Software Corp *	1,063,657		1,063,657
15,100		15,100	Verity Inc *	191,166		191,166
68,000		68,000	Vitesse Semiconductor Corp *	334,560		334,560
22,400		22,400	Xilinx Inc *	566,944		566,944

				33,719,700	2,446,620	36,166,320

			Utilities - 7.82%
	7,950	7,950	Alltel Corp		383,349	383,349
	5,588	5,588	AT&T Corp		107,569	107,569
22,100	74,200	96,300	AT&T Wireless Services Inc *	181,441	609,182	790,623
	11,090	11,090	BellSouth Corp		295,327	295,327
	11,820	11,820	CenturyTel Inc		411,927	411,927
8,100	11,375	19,475	Comcast Corp ‘A’ *	244,458	343,298	587,756
	600	600	Commonwealth Telephone Enterprises Inc *		26,382	26,382
	7,960	7,960	Cox Communications Inc ‘A’ *		253,924	253,924
24,400	48,160	72,560	Nextel Communications Inc ‘A’ *	441,152	870,733	1,311,885
	3,780	3,780	Nextel Partners Inc ‘A’ *		27,594	27,594
	48,780	48,780	Qwest Communications International Inc *		233,168	233,168
3,500	10,980	14,480	SBC Communications Inc	89,425	280,539	369,964

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-7

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Co mbined
	14,960	14,960	Sprint Corp-FON Group		$215,424	$215,424
	46,630	46,630	Sprint Corp-PCS Group *		268,122	268,122
2,300	8,680	10,980	Verizon Communications Inc	$90,735	342,426	433,161

				1,047,211	4,668,964	5,716,175

			Total U.S. Common Stocks	47,431,166	9,382,150	56,813,316

			FOREIGN COMMON STOCKS - 16.06%
			Australia - 0.11%
	26,400	26,400	Telstra Corp Ltd	-	78,112	78,112

			Canada - 2.19%
	13,470	13,470	BCE Inc		309,933	309,933
23,800		23,800	Celestica Inc *	375,088		375,088
13,600		13,600	Cognos Inc *	367,200		367,200
136,900	65,200	202,100	Nortel Networks Corp *	369,630	176,040	545,670

				1,111,918	485,973	1,597,891

			Cayman Islands - 0.74%
1,200	1,900	3,100	Garmin Ltd *	47,844	75,753	123,597
23,500		23,500	Seagate Technology *	414,775		414,775

				462,619	75,753	538,372

			Finland - 1.90%
52,200	32,260	84,460	Nokia OYJ ADR	857,646	530,032	1,387,678

			France - 1.71%
51,300	24,420	75,720	Alcatel SA ADR *	459,135	218,559	677,694
11,600		11,600	Business Objects SA ADR *	254,620		254,620
	11,600	11,600	France Telecom SA *		284,831	284,831
	4,100	4,100	Orange SA *		36,433	36,433

				713,755	539,823	1,253,578

			Germany - 0.68%
	25,900	25,900	Deutsche Telekom AG *		394,794	394,794
3,500		3,500	SAP AG ADR	102,270		102,270

				102,270	394,794	497,064

			Israel - 1.18%
30,750		30,750	Check Point Software Technologies Ltd *	601,163		601,163
4,600		4,600	Teva Pharmaceutical Industries Ltd ADR	261,878		261,878

				863,041	-	863,041

			Italy - 0.31%
	16,290	16,290	Telecom Italia Mobile SPA		80,335	80,335
	16,000	16,000	Telecom Italia SPA		144,935	144,935

				-	225,270	225,270

			Mexico - 0.28%
	5,900	5,900	America Movil SA de CV ‘L’ ADR		110,625	110,625
	2,950	2,950	Telefonos de Mexico SA de CV ‘L’ ADR		92,689	92,689

				-	203,314	203,314

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-7

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
			Netherlands - 0.23%
17,400		17,400	ASML Holding NV ‘NY’ *	$166,344	$-	$166,344

			New Zealand - 0.11%
	25,900	25,900	Telecom Corp of New Zealand Ltd (NZSE)	-	79,720	79,720

			Portugal - 0.28%
	29,200	29,200	Portugal Telecom SGPS SA ADR	-	208,488	208,488

			Singapore - 0.99%
16,100		16,100	Chartered Semiconductor Manufacturing ADR *	82,915		82,915
61,500		61,500	Flextronics International Ltd *	638,985		638,985

				721,900	-	721,900

			South Korea - 0.97%
	7,170	7,170	KT Corp ADR		`141,321	141,321
2,300	1,120	3,420	Samsung Electronics Co Ltd GDR	340,400	165,760	506,160
	3,500	3,500	SK Telecom Co Ltd ADR		66,010	66,010

				340,400	373,091	713,491

			Spain - 0.17%
	11,000	11,000	Telefonica SA *	-	127,841	127,841

			Sweden - 0.16%
	10,900	10,900	Telefonaktiebolaget LM Ericsson ADR *	-	115,867	115,867

			Taiwan - 1.00%
58,086		58,086	Taiwan Semiconductor Manufacturing ADR *	585,507		585,507
39,876		39,876	United Microelectronics Corp ADR *	149,535		149,535

				735,042	-	735,042

			United Kingdom - 3.05%
34,800	17,080	51,880	Amdocs Ltd *	835,200	409,920	1,245,120
18,600	31,450	50,050	Vodafone Group PLC ADR	365,490	617,992	983,482

				1,200,690	1,027,912	2,228,602

			Total Foreign Common Stocks	7,275,625	4,465,990	11,741,615

Principal Amount
			PURCHASED PUT OPTION - 0.01%
	$6,500	$6,500	Juniper Networks Inc Strike @ 12.50 Exp. 10/18/03 65 Contracts	-	11,375	11,375

			Total Purchased Put Option	-	11,375	11,375

			SHORT-TERM INVESTMENTS - 6.13%
			Repurchase Agreements—6.13%
$3,202,000		3,202,000	State Street Bank and Trust Co 0.600% due 07/01/03 (Dated 06/30/03, repurchase price of $3,202,053; collateralized by U.S. Treasury Notes—market value $3,271,267 due 02/15/12)	3,202,000		3,202,000
	1,280,000	1,280,000	State Street Bank and Trust Co 0.600% due 07/01/03 (Dated 06/30/03, repurchase price of $1,280,021; collateralized by U.S. Treasury Notes—market value $1,308,507 due 02/15/12)		1,280,000	1,280,000

			Total Short-Term Investments	3,202,000	1,280,000	4,482,000

			TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.90%	57,908,791	15,139,515	73,048,306

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-7

PACIFIC SELECT FUND

TECHNOLOGY AND TELECOMMUNICATIONS PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined
			SECURITIES LENDING COLLATERAL - 13.10%
7,877,241	1,698,606	9,575,847	State Street Navigator Securities Lending Prime Portfolio 1.140% ^^	$7,877,241	$1,698,606	$9,575,847

			Total Securities Lending Collateral	7,877,241	1,698,606	9,575,847

			TOTAL INVESTMENTS - 113.00%	65,786,032	16,838,121	82,624,153

			OTHER ASSETS & LIABILITIES, NET - (12.95%)	(8,325,813)	(1,143,199)	(9,469,012)

			NET ASSETS BEFORE ADJUSTMENT - 100.05%	$57,460,219	$15,694,922	73,155,141

			ADJUSTMENT - (0.05%) (a)			(39,948)

			NET ASSETS AFTER ADJUSTMENT - 100.00%			$73,115,193

			TOTAL INVESTMENTS - COST	$60,614,712	$15,142,731	$75,757,443

Notes to Pro Forma Schedule of Investments

(a)	See explanation of adjustment in Note (1) on page B-1.

Shares				Value
Technology	Telecom- munications	Pro Forma Combined		Technology	Telecom- munications	Pro Forma Combined

(b) Transactions in options for the period ended June 30, 2003, were as follows:

Number of Contracts				Premium
155	-	155	Outstanding, December 31, 2002	$27,434	$-	$27,434
662	402	1,064	Options Written	142,132	26,272	168,404
(307)	(44)	(351)	Options Expired	(49,017)	(1,452)	(50,469)
(510)	(180)	(690)	Options Repurchased	(120,549)	(16,083)	(136,632)

-	178	178	Outstanding, June 30, 2003	$-	$8,737	$8,737

(c) Premiums received and value of written options outstanding at June 30, 2003:

Notional Amount			Type	Value
	$11,300	$11,300	Call - CBOE Nextel Communications Inc Strike @ 17.50 Exp 08/16/03 (Premium $3,342)		$22,035	$22,035
	$6,500	$6,500	Call - CBOE Juniper Networks Inc Strike @ 20.00 Exp 01/17/04 (Premium $5,395)		2,438	2,438

				$-	$24,473	$24,473

(d)	Explanation of Symbols for Pro Forma Schedules of Investments:

~	Securities purchased in a private placement transaction; resale to the public may require registration.
*	Non-income producing securities.
^^	Rate shown reflects 7 day yield as of June 30, 2003.

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-7

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF COMBINATION

On September 8, 2003, the Board of Trustees of Pacific Select Fund (the “Board”) approved a Plan of Reorganization whereby, subject to approval by the shareholders of the Telecommunications Portfolio (the “Acquired Portfolio”), the Technology Portfolio (the “Surviving Portfolio”) will acquire all the assets of the Acquired Portfolio subject to the liabilities of such Acquired Portfolio, in exchange for a number of shares having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio (the “Reorganization”).

The Reorganization will be accounted for as a tax-free merger of investment companies. The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred as of December 31, 2002 and June 30, 2003. The unaudited pro forma statements of assets and liabilities and schedules of investments reflect the financial position of the Surviving Portfolio and the Acquired Portfolio (each a “Portfolio” and collectively, the “Portfolios”) as of December 31, 2002 and June 30, 2003. The unaudited pro forma statements of operations reflect the results of operations of the Portfolios for the year ended December 31, 2002 and for the period ended June 30, 2003. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for the Portfolios under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The historical cost of investment securities will be carried forward to the Surviving Portfolio, and results of operations of the Surviving Portfolio for pre-combination periods will not be restated.

The pro forma statements of assets and liabilities, statements of operations, and schedules of investments should be read in conjunction with the historical financial statements of the Telecommunications Portfolio and the Technology Portfolio of Pacific Select Fund (the “Fund”) incorporated by reference in the Statements of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with U.S. GAAP for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation

Net asset value (“NAV”) per share is calculated generally at or about 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market as reported by a pricing source approved by the Board. Securities traded on over-the-counter markets and listed securities for which no sales are reported are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, brokers, or dealers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Certain bonds are valued by a benchmarking process approved by the Board. Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. If events occur that materially affect the NAV (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange, the securities may be valued at fair value under procedures approved by the Board. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

D. Expense Allocation

General expenses of the Fund (including trustees’ fees, portfolio accounting, custodial asset-based fees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the portfolios in proportion to their relative average daily net assets. Expenses that relate exclusively to a particular portfolio (including advisory fees, custodial transaction-based fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular portfolio.

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

(Unaudited)

E. Repurchase Agreements

The Portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

F. Investment Risk

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life serves as investment adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Technology	1.10%	Telecommunications	1.10%

Pursuant to Fund Portfolio Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for these two portfolios. Pacific Life, as investment adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that is outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost reimbursement basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 5) for promoting and marketing fund shares.

4. TRUSTEE DEFERRED COMPENSATION PLAN

Each independent trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain underlying Pacific Funds. Pacific Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. Pacific Life is the investment adviser to Pacific Funds. The market value appreciation/depreciation of the trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation.

5. EXPENSE REDUCTIONS

Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the Fund for its operating expenses, including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the independent trustees in excess of 0.10% of average daily net assets through April 30, 2004. Such waiver or reimbursement, if any, is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. For each portfolio, Pacific Life’s right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. The cumulative reimbursement amounts as of June 30, 2003 that are subject to repayment from each portfolio were as follows:

	Expiration

Portfolios	2004	2005	2006

Technology	$20,176	$-	$-
Telecommunications	24,277	6,583	1,900

The amounts shown for the Telecommunications Portfolio will not be carried over to the Surviving Portfolio after The Reorganization.

The Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

(Unaudited)

commissions” or “recaptured distribution expenses”). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund discloses the amount of recaptured commissions as a distribution expense.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, and recaptured distribution expenses, if any, are presented in the accompanying pro forma statements of operations.

6. SECURITIES LENDING

The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of loaned U.S. securities (105% for foreign securities) at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income generated from securities lending is presented in the respective pro forma statements of operations. The market values of securities loaned by the Fund and the collateral held for securities on loan as of December 31, 2002 and June 30, 2003, were as follows: (amounts in thousands)

Portfolios	Market Value of Securities on Loan	Cash Collateral Received for Loans Outstanding	Non-Cash Collateral Received for Loans Outstanding

As of December 31, 2002:
Technology	$1,254	$1,307	$–
Telecommunications	2,986	3,112	–

Pro Forma Combined	$4,240	$4,419	$–

As of June 30, 2003:
Technology	$7,625	$7,877
Telecommunications	1,635	1,699	$–

Pro Forma Combined	$9,260	$9,576	$–

7.COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50%. The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying pro forma statements of operations.

8. CAPITAL SHARES

The pro forma net asset value per share assumes additional shares of the Surviving Portfolio were issued in connection with the proposed acquisition of the Acquired Portfolio as of December 31, 2002 and June 30, 2003. The number of shares issued was calculated by dividing the net asset value of the Acquired Portfolio by the net asset value per share of the Surviving Portfolio.

9. PRO FORMA OPERATING EXPENSES

The accompanying pro forma financial statements reflect changes in portfolio shares if the Reorganization had taken place on December 31, 2002 and June 30, 2003. Based upon the fact that the Portfolios each have the same advisory fee at 1.10% of the Portfolios’ average daily net assets and most of the Portfolios’ other expenses (including portfolio accounting, legal, audit, printing, postage and mailing, and trustees fees and expenses) are allocated among the Portfolios in proportion to their relative average daily net assets, the change in total operating expenses before reorganization expenses assuming Surviving Portfolio’s operating structure was in effect for the year ended December 31, 2002 and for the period ended June 30, 2003, was considered immaterial to the pro forma combined Portfolios.

10. REORGANIZATION EXPENSES

Reorganization expenses are estimated at approximately $80,000 and half of these expenses are included in the pro forma statements of operations as an adjustment. These expenses represent the estimated cost of both Portfolios carrying out their obligations under the Reorganization and consist of management’s estimate of legal fees, accounting fees, printing expenses and mailing charges related to the proposed Reorganization. Pacific Life will bear half the expenses of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including but not limited to, the costs of the proxy solicitation and any necessary filings with the Securities and Exchange Commission, which will be allocated ratably on the basis of their relative net asset values of the Portfolios as of September 8, 2003 (the date the Reorganization was approved by the Board).

11. FEDERAL INCOME TAX

Each Portfolio declared and paid sufficient dividends on net investment income and capital gains distributions during 2002 to qualify as a regulated investment company and is not required to pay the Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). Each Portfolio intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Portfolios.

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

(Unaudited)

Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2002 are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers, the post-October capital and foreign currency losses deferred, and the accumulated capital and other losses as of December 31, 2002, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for Federal income tax purposes as of June 30, 2003, were as follows:

Portfolio	Net Capital Loss Carryover	Expiration	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Accumulated Capital and Other Losses	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Technology	($23,032,414)	2009-2010	($1,903,927)	$—	($24,936,341)	$60,093,116	$5,861,758	($8,046,083)	($2,184,325)
Telecommunications	(16,829,943)	2009-2010	(461,727)	(1,377)	(17,293,047)	14,299,568	1,807,716	(967,769)	839,947

Pro Forma Combined	($39,862,357)	2009-2010	($2,365,654)	($1,377)	($42,229,388)	$74,392,684	$7,669,474	($9,013,852)	($1,344,378)

After the Reorganization, the net capital loss carryovers and post-October capital and foreign currency losses, if any, of the Acquired Portfolio will be available to the Surviving Portfolio to offset its future capital gains and ordinary income, although the amount of these losses which may offset its future capital gains and ordinary income in any given year may be limited.

VOTE THIS PROXY—YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY TELEPHONE OR BY MAIL

If you vote by mail, only signed and dated voting instructions received by 11:00 a.m. Eastern time on December 17, 2003, at the address shown on the enclosed envelope, will be counted!

To vote by telephone (available 24 hours a day) follow these instructions:

1.	Read your proxy statement and the proposal.

2.	Using a touch tone phone, dial our toll-free automated number at 1-866-241-6192.

3.	You will be asked to enter your 14 digit Control Number as shown in the box on the Proxy Card below.

4.	Follow the recorded directions.

5.	If voting by telephone, you must call by 11:00 a.m. Eastern time on December 17, 2003.

6.	You do not need to mail your Proxy Card if you vote by telephone.

Note: The Pacific Select Fund is currently soliciting proxy votes for the Global Growth and Research Portfolios. If you have an interest in these portfolios, you will receive a separate proxy package and control number for each proxy.

TO VOTE BY TELEPHONE, FOLLOW INSTRUCTIONS AT THE RIGHT.

(Voting by telephone saves time and money.)

TO VOTE BY MAIL, FOLLOW INSTRUCTIONS ON THE REVERSE SIDE.

Please detach at perforation before mailing.

PROXY CARD	TELECOMMUNICATIONS PORTFOLIO OF PACIFIC SELECT FUND SPECIAL MEETING OF SHAREHOLDERS—DECEMBER 17, 2003 PROXY SOLICITATION BY THE BOARD OF TRUSTEES	PROXY CARD

The owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts of Pacific Life and Pacific Life & Annuity Company (“PL&A”) hereby instructs Pacific Life and PL&A, on behalf of the pertinent separate accounts, to vote the shares of the Telecommunications Portfolio of the Pacific Select Fund, (the “Fund”) attributable to his or her variable contract at the special meeting of shareholders of the Fund to be held at 9:00 a.m., Pacific time, on December 17, 2003, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement or the meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the meeting or any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

VOTE VIA THE TELEPHONE: 1-866-241-6192
CONTROL NUMBER: 999 9999 9999 999

Please sign and date the proxy card. All designated owners of the variable contract(s) shown must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Contract Owner

Signature of Contract Owner (other) (if held jointly)

, 2003

Date	PAC_13646c

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE THIS PROXY—YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY TELEPHONE OR BY MAIL

If you vote by mail, only signed and dated voting instructions received by 11:00 a.m. Eastern time on

December 17, 2003, at the address shown on the enclosed envelope, will be counted!

Please detach at perforation before mailing.

SPECIFY YOU DESIRED VOTE BY MARKING IN THE APPROPRIATE SPACE BELOW. THIS PROXY WILL BE VOTED FOR THE PROPOSAL IF NO MARK IS MADE BELOW.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ■

Proposal	FOR	AGAINST	ABSTAIN
To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Telecommunications Portfolio by the Technology Portfolio.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PAC_13646b